Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas A. Sinigaglia, Principal Financial and Accounting Officer of ICON Capital, LLC, the Manager of the Registrant, in connection with the Annual Report of ICON Leasing Fund Eleven, LLC (the “LLC”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LLC.

Date: March 20, 2013

/s/ Nicholas A. Sinigaglia

Nicholas A. Sinigaglia

Managing Director

(Principal Financial and Accounting Officer)

ICON Capital, LLC